Investments in and Advances to Affiliates	12 Months Ended
Mar. 31, 2012
Investments in and Advances to Affiliates

6. INVESTMENTS IN AND ADVANCES TO AFFILIATES

The investments in and advances to affiliates primarily relate to 20% to 50% owned companies. Ricoh’s equity in the underlying net book values of the companies is approximately equal to their individual carrying values of ¥213 million and ¥444 million ($5,415 thousand) at March 31, 2011 and 2012, respectively.

Summarized financial information for all affiliates as of March 31, 2010, 2011 and 2012 is omitted because these investees are insignificant to Ricoh’s consolidated financial position or results of operations.

Transactions of Ricoh with these affiliates for the years ended March 31, 2010, 2011 and 2012, and the related account balances at March 31, 2011 and 2012 are omitted because there were no significant transactions or balances with these affiliates.